UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04526

Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022—September 30, 2023

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2023
Vanguard Growth and Income Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangements	32
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Growth and Income Fund returned 19.81% for Investor Shares and 19.93% for Admiral Shares. Fund performance trailed that of its benchmark, which returned 21.62%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	The fund’s underweight to the poorly performing utilities sector was the greatest contributor to relative performance. Energy also contributed to relative performance because of a combination of security selection and a slight overweight to the sector. Real estate also contributed somewhat. The greatest detractor was information technology, due primarily to stock selection within the sector. A more moderate detractor was industrials.
•	For the 10 years ended September 30, 2023, the fund’s average annual return was roughly in line with its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%

Advisors’ Report
Vanguard Growth and Income Fund’s Investor Shares returned 19.81% for the 12 months ended September 30, 2023. Admiral Shares returned 19.93%. The fund’s benchmark, the Standard & Poor’s 500 Index, returned 21.62%.
Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 3. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. During the period, Vanguard Quantitative Equity Group departed while Wellington Management Company llp became an advisor for the fund; Wellington’s commentary will begin with the 2024 annual report. These comments were prepared on October 18, 2023.
D. E. Shaw Investment Management, L.L.C.
Portfolio Manager:
Ruvim Breydo
Managing Director and Chief Investment Officer
Market environment
U.S. equities rose despite tighter financial conditions. The Federal Reserve raised its benchmark interest rate six times during the period, for a total increase of 225 basis points. Although equities dipped in December 2022, February 2023, and September 2023, overall, the S&P 500 Index’s growth was propelled by mega-cap technology companies and spurred in part by developments in generative artificial intelligence.
Portfolio performance
Our analysis indicates that stock-specific exposures were the largest detractors from our portion of the fund’s relative performance during the period. Technical forecasts contributed to active returns, while fundamental and event-driven forecasts detracted. Exposures to technical risk factors—in particular overweight exposures to momentum and a risk factor that reflects or identifies factor co-movement—subtracted from active returns. Fundamental risk factors, such as overweight exposure to value, were accretive.
The three largest contributors to our portion of the portfolio were underweight positions in NextEra Energy, Walt Disney, and Bristol-Myers Squibb. The three largest detractors were underweight positions in Broadcom and NVIDIA and an overweight position in PayPal.
Market outlook
The outlook for U.S. economic growth improved during the period, as markets appeared to adjust to higher interest rates and as sentiment about the possibility of a “soft landing” for the economy seemed to improve. Headline annual Consumer Price Index inflation receded to 3.2% in July 2023 from its modern-day peak of 9.1% in June 2022, although it remains above the Fed’s target of 2.0%.
Despite the Fed’s rate hikes, Fed officials’ forecast of U.S. economic growth for 2023 increased from 0.4% in March 2023 to 1.0% in June. However, with interest rates at their highest levels in nearly two decades, tighter financial conditions may weigh on growth in 2024 and beyond.
U.S. equities rose over the period, propelled by mega-cap technology companies and spurred in part by developments in generative artificial intelligence. The global economic outlook appears mixed. Geopolitical tensions and lackluster economic data from China have dampened expectations for its growth since it reopened after its COVID-19 closure. European unemployment hit an all-time low of 6.4% in July 2023, but elevated energy prices have kept euro zone inflation high and demand weak.
Although the outlook for U.S. equities improved for the period, tighter financial conditions and potential softness in global growth could alter our forecast.
Vanguard Growth And Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
D. E. Shaw Investment Management, L.L.C.	34	3,971	Employs quantitative models that seek to capture predominantly bottom-up stock-specific return opportunities. The portfolio’s sector weights, size, and style characteristics may differ modestly from the benchmark in a risk-controlled manner.
Los Angeles Capital Management LLC	33	3,949	Employs a quantitative model that emphasizes stocks with characteristics investors are currently seeking and underweights stocks with characteristics investors are currently avoiding. The portfolio’s sector weights, size, and style characteristics may differ modestly from the benchmark in a risk-controlled manner.
Wellington Management Company LLP	31	3,716	Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Cash Investments	2	262	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Los Angeles Capital Management LLC
Portfolio Managers:
Hal W. Reynolds, CFA,
Co-Chief Investment Officer and Principal
Kristin J. Ceglar, CFA,
Senior Portfolio Manager
Amid resilient consumer spending and corporate earnings growth, global equities rose for the 12 months ended September 30. However, equities slipped in the third quarter as commodity prices spiked, interest rates rose, and central banks signaled their intent to raise rates further. With rates continuing to increase, rate-sensitive real estate investment trusts and utilities struggled, while energy stocks rallied strongly on rising oil prices, thanks to supply cuts from OPEC+ and surprisingly resilient demand for energy. Much of the increase in interest rates can be attributed to higher real rates as inflation quickly moderates. As rates rise, the cost of debt is increasing. This reduces corporate appetite for taking on debt, and leads to fewer share buybacks, which have been a support to the stock prices of many U.S. companies in recent years.
We largely seek to avoid companies with risky balance sheets and instead lean on large companies with conservative debt profiles. Larger-capitalization companies are better-positioned in terms of their debt structures because many were able to arrange excellent financing terms before the Federal Reserve began its hiking cycle.
Many of the largest U.S. companies also have positive net cash positions, and therefore are better insulated from rising rates. The market has clearly rewarded these firms.
While the performance of the “Magnificent Seven”-Apple, Amazon, Alphabet, Meta, Microsoft, NVIDIA, and Tesla-took a breather in the third quarter, they are still responsible for outsized return over the year. The portfolio’s small average underweight to larger-cap companies detracted from performance for the year because of the strong performance of mega-caps.
Over the 12-month period, the portfolio shifted into consumer cyclicals and capital goods and shifted out of technology and real estate. At the end of the period, the portfolio’s largest overweight allocations were to capital goods and consumer cyclicals, while the largest underweights were to utilities and health care. The portfolio shifted out of value, particularly dividend yield, as investors shifted allocations to cash instruments for yield. The portfolio is positioned toward higher-quality assets, favoring successful companies with strong management and cash flows, positive analyst sentiment, and momentum that is supported by fundamentals and earnings news (good momentum).

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Growth and Income Fund
Investor Shares	$1,000.00	$1,050.20	$1.64
Admiral™ Shares	1,000.00	1,050.60	1.13
Based on Hypothetical 5% Yearly Return
Growth and Income Fund
Investor Shares	$1,000.00	$1,023.46	$1.62
Admiral Shares	1,000.00	1,023.97	1.12
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Growth and Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth and Income Fund Investor Shares	19.81%	9.38%	11.71%	$30,251
S&P 500 Index	21.62	9.92	11.91	30,821
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Growth and Income Fund Admiral Shares	19.93%	9.49%	11.82%	$152,827
S&P 500 Index	21.62	9.92	11.91	154,103
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	144,456
See Financial Highlights for dividend and capital gains information.

Growth and Income Fund
Fund Allocation
As of September 30, 2023
Communication Services	8.2%
Consumer Discretionary	14.6
Consumer Staples	4.2
Energy	5.2
Financials	12.5
Health Care	12.9
Industrials	9.3
Information Technology	28.7
Materials	1.5
Real Estate	1.1
Utilities	1.3
Other	0.5
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Growth and Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.5%)
Communication Services (8.0%)
*	Alphabet Inc. Class A	2,824,925	369,670
*	Meta Platforms Inc. Class A	532,107	159,744
*	Alphabet Inc. Class C	1,132,102	149,268
*	T-Mobile US Inc.	516,053	72,273
*	Spotify Technology SA	286,176	44,254
	AT&T Inc.	2,636,300	39,597
	Omnicom Group Inc.	525,283	39,123
*	Netflix Inc.	59,230	22,365
*	Live Nation Entertainment Inc.	268,942	22,333
*	Snap Inc. Class A	573,800	5,113
*	Match Group Inc.	65,000	2,546
*	Warner Bros Discovery Inc.	212,100	2,303
*	Yelp Inc.	47,204	1,963
	Fox Corp. Class A	53,200	1,660
*	Lumen Technologies Inc.	974,100	1,383
*	Gogo Inc.	89,800	1,071
*	Sciplay Corp. Class A	43,123	982
*	Charter Communications Inc. Class A	2,200	968
	Iridium Communications Inc.	18,900	860
	Fox Corp. Class B	25,600	739
*	Eventbrite Inc. Class A	73,800	728
	Paramount Global Class B	55,400	715
*	Vimeo Inc.	163,682	579
*	AMC Networks Inc. Class A	48,355	570
*	Liberty Media Corp. - Liberty Formula One Class C	8,900	554
*	Lions Gate Entertainment Corp. Class A	47,960	407
	Warner Music Group Corp. Class A	12,000	377
*	Liberty Media Corp. - Liberty Formula One Class A	5,800	328
*	Globalstar Inc.	246,700	323
*	Altice USA Inc. Class A	96,601	316
*	ZipRecruiter Inc. Class A	23,574	283
*	QuinStreet Inc.	30,800	276
*	IDT Corp. Class B	11,907	263
*	Gannett Co. Inc.	98,400	241
		Shares	Market Value• ($000)
*	Consolidated Communications Holdings Inc.	31,700	108
*	Lions Gate Entertainment Corp. Class B	13,700	108
*	Liberty Global plc Class A	5,000	86
*	ZoomInfo Technologies Inc.	2,800	46
	Gray Television Inc.	6,024	42
*	DHI Group Inc.	10,500	32
*	Liberty Media Corp. - Liberty Live Class C	800	26
	Entravision Communications Corp. Class A	5,300	19
*	WideOpenWest Inc.	2,479	19
*	comScore Inc.	11,898	7
	Comcast Corp. Class A	100	4
	Sinclair Inc.	328	4
*	TripAdvisor Inc.	10	—
*,1	Yandex NV Class A	23,500	—
			944,676
Consumer Discretionary (14.2%)
*	Amazon.com Inc.	3,818,702	485,433
*	Tesla Inc.	628,945	157,375
*	Chipotle Mexican Grill Inc.	71,722	131,382
*	Booking Holdings Inc.	38,728	119,435
*	AutoZone Inc.	35,577	90,365
	Marriott International Inc. Class A	384,750	75,626
	Ross Stores Inc.	606,676	68,524
	McDonald's Corp.	255,629	67,343
	Lennar Corp. Class A	477,826	53,626
	TJX Cos. Inc.	509,870	45,317
	Starbucks Corp.	374,042	34,139
	Home Depot Inc.	104,782	31,661
	Yum! Brands Inc.	245,613	30,687
	Lowe's Cos. Inc.	124,640	25,905
*	Royal Caribbean Cruises Ltd.	247,460	22,801
*	Airbnb Inc. Class A	135,269	18,560
	PulteGroup Inc.	244,930	18,137
	DR Horton Inc.	149,150	16,029
	NIKE Inc. Class B	159,554	15,257
*	Expedia Group Inc.	122,805	12,658
	Ford Motor Co.	1,004,077	12,471

Growth and Income Fund
		Shares	Market Value• ($000)
	Domino's Pizza Inc.	31,343	11,872
	Darden Restaurants Inc.	76,183	10,911
*	O'Reilly Automotive Inc.	9,430	8,571
*	CarMax Inc.	120,169	8,500
	Bath & Body Works Inc.	238,080	8,047
	Las Vegas Sands Corp.	172,941	7,928
	General Motors Co.	202,700	6,683
	Hilton Worldwide Holdings Inc.	43,910	6,594
	Advance Auto Parts Inc.	89,500	5,006
	Penske Automotive Group Inc.	29,800	4,978
	Genuine Parts Co.	32,500	4,692
	Dick's Sporting Goods Inc.	42,500	4,615
	VF Corp.	240,800	4,255
*	Duolingo Inc.	23,100	3,832
*	Ulta Beauty Inc.	9,200	3,675
	Williams-Sonoma Inc.	23,500	3,652
*	Chegg Inc.	340,400	3,036
*	Mohawk Industries Inc.	35,128	3,014
	H&R Block Inc.	68,000	2,928
	Wynn Resorts Ltd.	31,100	2,874
	Harley-Davidson Inc.	85,900	2,840
	eBay Inc.	61,000	2,689
	LKQ Corp.	50,214	2,486
*	Figs Inc. Class A	396,700	2,341
*	DoorDash Inc. Class A	29,000	2,305
*	Coupang Inc.	130,600	2,220
*	Coursera Inc.	111,000	2,075
*	Carnival Corp.	145,470	1,996
*	Caesars Entertainment Inc.	40,100	1,859
	MGM Resorts International	43,600	1,603
	Pool Corp.	3,900	1,389
	Toll Brothers Inc.	18,400	1,361
*	Aptiv plc	12,800	1,262
*	AutoNation Inc.	8,000	1,211
*	Sleep Number Corp.	47,800	1,175
	Newell Brands Inc.	127,100	1,148
	Tapestry Inc.	39,200	1,127
	Yum China Holdings Inc.	19,900	1,109
*	GoPro Inc. Class A	295,500	928
*	Floor & Decor Holdings Inc. Class A	10,100	914
	Group 1 Automotive Inc.	3,336	896
*	Under Armour Inc. Class C	126,000	804
	Laureate Education Inc.	47,200	666
	Aaron's Co. Inc.	57,700	604
*	Playa Hotels & Resorts NV	82,400	597
*	Genesco Inc.	17,100	527
	Acushnet Holdings Corp.	8,395	445
	Phinia Inc.	16,200	434
	Garmin Ltd.	3,700	389
*	Grand Canyon Education Inc.	3,200	374
	Bloomin' Brands Inc.	14,800	364
	Best Buy Co. Inc.	4,700	326
*	Qurate Retail Inc. Series A	458,700	278
*	CarParts.com Inc.	66,400	274
*	Skechers USA Inc. Class A	4,100	201
*	Zumiez Inc.	9,500	169
*	Chewy Inc. Class A	8,600	157
		Shares	Market Value• ($000)
	Churchill Downs Inc.	1,300	151
	Restaurant Brands International Inc.	2,200	147
	Monarch Casino & Resort Inc.	2,312	144
*	ODP Corp.	3,020	139
*	NVR Inc.	21	125
*	Overstock.com Inc.	7,200	114
*	LL Flooring Holdings Inc.	35,100	111
*	Fossil Group Inc.	50,191	103
*	Noodles & Co.	40,200	99
*	American Public Education Inc.	17,594	88
*	Universal Electronics Inc.	8,200	74
*	2U Inc.	28,200	70
*	Green Brick Partners Inc.	1,500	62
*	Skyline Champion Corp.	900	57
*	Under Armour Inc. Class A	7,600	52
	Travel & Leisure Co.	1,400	51
*	Container Store Group Inc.	17,600	40
*	G-III Apparel Group Ltd.	1,500	37
	Signet Jewelers Ltd.	400	29
	Cato Corp. Class A	2,200	17
*	Duluth Holdings Inc. Class B	2,768	17
	Guess? Inc.	800	17
*	American Outdoor Brands Inc.	1,728	17
	El Pollo Loco Holdings Inc.	1,600	14
	Build-A-Bear Workshop Inc.	400	12
*	Barnes & Noble Education Inc.	9,507	10
			1,691,734
Consumer Staples (4.1%)
	Procter & Gamble Co.	544,683	79,447
	Coca-Cola Co.	1,381,028	77,310
	Walmart Inc.	425,692	68,081
	PepsiCo Inc.	374,267	63,416
	Costco Wholesale Corp.	48,721	27,525
*	Monster Beverage Corp.	458,350	24,270
	Colgate-Palmolive Co.	313,500	22,293
	Constellation Brands Inc. Class A	64,108	16,112
	Hershey Co.	74,198	14,846
	Kroger Co.	249,400	11,161
	Kimberly-Clark Corp.	75,402	9,112
	Clorox Co.	65,700	8,611
	Sysco Corp.	110,694	7,311
	Mondelez International Inc. Class A	91,031	6,318
	Philip Morris International Inc.	65,700	6,082
	Brown-Forman Corp. Class B	103,304	5,960
	Dollar General Corp.	54,100	5,724
	Estee Lauder Cos. Inc. Class A	36,200	5,233
	Coca-Cola Europacific Partners plc	74,000	4,624
	Molson Coors Beverage Co. Class B	59,100	3,758
	Tyson Foods Inc. Class A	70,100	3,539
	General Mills Inc.	32,600	2,086
*	United Natural Foods Inc.	134,800	1,906

Growth and Income Fund
		Shares	Market Value• ($000)
	Keurig Dr Pepper Inc.	53,500	1,689
	Church & Dwight Co. Inc.	16,800	1,539
*	US Foods Holding Corp.	31,900	1,266
*	Performance Food Group Co.	14,900	877
	Vector Group Ltd.	79,600	847
	Coca-Cola Consolidated Inc.	1,330	846
	SpartanNash Co.	22,100	486
*	Vita Coco Co. Inc.	17,900	466
	Altria Group Inc.	9,700	408
*	Olaplex Holdings Inc.	184,600	360
*	Hain Celestial Group Inc.	14,900	155
	Reynolds Consumer Products Inc.	5,800	149
	Spectrum Brands Holdings Inc.	500	39
	Medifast Inc.	399	30
			483,882
Energy (5.1%)
	Exxon Mobil Corp.	1,040,191	122,306
	BP plc ADR	2,511,852	97,259
	Shell plc ADR	1,331,962	85,752
	Chevron Corp.	371,065	62,569
	Marathon Petroleum Corp.	174,530	26,413
	ConocoPhillips	186,960	22,398
	Baker Hughes Co.	611,620	21,602
	EQT Corp.	491,850	19,959
	APA Corp.	444,390	18,264
	Phillips 66	131,080	15,749
	Valero Energy Corp.	108,714	15,406
	Targa Resources Corp.	137,610	11,796
	Cheniere Energy Inc.	63,500	10,538
	Schlumberger NV	164,380	9,583
	Halliburton Co.	218,770	8,860
*	Southwestern Energy Co.	1,353,500	8,730
	Hess Corp.	53,800	8,231
	Range Resources Corp.	242,630	7,864
	Occidental Petroleum Corp.	117,170	7,602
*	Transocean Ltd. (XNYS)	486,100	3,991
*	CNX Resources Corp.	154,000	3,477
	EOG Resources Inc.	23,900	3,030
	Equitrans Midstream Corp.	278,100	2,606
	Marathon Oil Corp.	88,510	2,368
	PBF Energy Inc. Class A	41,200	2,205
*	Denbury Inc.	21,600	2,117
*	Antero Resources Corp.	70,500	1,789
*,2	Tellurian Inc.	874,201	1,014
	SM Energy Co.	22,700	900
	Comstock Resources Inc.	73,500	811
	Peabody Energy Corp.	22,400	582
*	Oceaneering International Inc.	20,900	538
*	Par Pacific Holdings Inc.	13,800	496
	California Resources Corp.	5,600	314
*	Green Plains Inc.	9,200	277
*,2	Gevo Inc.	170,300	203
*	Teekay Corp.	28,853	178
	Golar LNG Ltd.	6,800	165
*	US Silica Holdings Inc.	7,000	98
		Shares	Market Value• ($000)
*	TETRA Technologies Inc.	15,100	96
	ONEOK Inc.	1,500	95
	Patterson-UTI Energy Inc.	5,700	79
*	Diamond Offshore Drilling Inc.	2,689	40
	Delek US Holdings Inc.	1,002	29
			608,379
Financials (12.2%)
	Visa Inc. Class A	1,026,451	236,094
*	Berkshire Hathaway Inc. Class B	326,672	114,433
	Ares Management Corp. Class A	1,064,569	109,512
	Mastercard Inc. Class A	220,130	87,152
	JPMorgan Chase & Co.	534,661	77,536
*	Arch Capital Group Ltd.	902,975	71,976
	Wells Fargo & Co.	1,724,831	70,477
	Chubb Ltd.	248,000	51,629
	American Express Co.	269,790	40,250
	CME Group Inc.	191,520	38,346
	Tradeweb Markets Inc. Class A	477,228	38,274
	S&P Global Inc.	101,760	37,184
	KKR & Co. Inc.	594,714	36,634
	American International Group Inc.	453,714	27,495
	Progressive Corp.	183,271	25,530
	Everest Group Ltd.	68,589	25,492
*	PayPal Holdings Inc.	408,190	23,863
	MSCI Inc.	42,240	21,672
	Charles Schwab Corp.	378,160	20,761
	Cboe Global Markets Inc.	118,600	18,526
	MetLife Inc.	293,538	18,466
	W R Berkley Corp.	287,235	18,237
	Marsh & McLennan Cos. Inc.	91,860	17,481
	Cincinnati Financial Corp.	152,510	15,600
	Travelers Cos. Inc.	87,130	14,229
	Allstate Corp.	118,134	13,161
	Moody's Corp.	36,933	11,677
	Fidelity National Information Services Inc.	200,200	11,065
	Loews Corp.	154,897	9,806
	Bank of America Corp.	350,700	9,602
*	NU Holdings Ltd. Class A	1,301,000	9,432
	Morgan Stanley	115,200	9,408
	Bank of New York Mellon Corp.	216,500	9,234
*	FleetCor Technologies Inc.	33,850	8,643
	Zions Bancorp NA	214,890	7,497
	Affiliated Managers Group Inc.	54,710	7,131
	MarketAxess Holdings Inc.	28,338	6,054
*	Fiserv Inc.	48,600	5,490
	Assurant Inc.	33,799	4,853
	First Horizon Corp.	362,300	3,993
	Virtu Financial Inc. Class A	223,800	3,865
	Globe Life Inc.	35,358	3,844
	FS KKR Capital Corp.	184,300	3,629
	Western Union Co.	264,300	3,483
	PNC Financial Services Group Inc.	27,300	3,352

Growth and Income Fund
		Shares	Market Value• ($000)
	Aflac Inc.	42,800	3,285
	Truist Financial Corp.	111,600	3,193
*	StoneCo. Ltd. Class A	270,000	2,881
	Lincoln National Corp.	111,400	2,750
*	Flywire Corp.	81,300	2,593
	LPL Financial Holdings Inc.	8,100	1,925
	Invesco Ltd.	127,800	1,856
	Discover Financial Services	19,900	1,724
	Apollo Global Management Inc.	18,400	1,652
	Nasdaq Inc.	27,700	1,346
	Rithm Capital Corp.	142,600	1,325
	Franklin Resources Inc.	51,700	1,271
	BlackRock Inc.	1,800	1,164
*	UBS Group AG (Registered)	43,200	1,065
	Ameriprise Financial Inc.	3,100	1,022
	Arthur J Gallagher & Co.	4,400	1,003
*	Payoneer Global Inc.	147,200	901
	Burford Capital Ltd.	62,946	881
	Reinsurance Group of America Inc.	5,834	847
	Enact Holdings Inc.	29,700	809
	Northern Trust Corp.	11,500	799
*	Encore Capital Group Inc.	15,500	740
	Raymond James Financial Inc.	6,369	640
*	Ryan Specialty Holdings Inc.	13,100	634
	Federated Hermes Inc.	18,000	610
	American Financial Group Inc.	5,300	592
	Jefferies Financial Group Inc.	15,600	571
	BOK Financial Corp.	7,100	568
	Hartford Financial Services Group Inc.	7,200	511
	AGNC Investment Corp.	48,200	455
	East West Bancorp Inc.	8,300	437
	MGIC Investment Corp.	25,500	426
	Unum Group	8,000	393
	Fifth Third Bancorp	14,500	367
	Aon plc Class A (XNYS)	1,100	357
	SLM Corp.	21,700	296
*	LendingClub Corp.	48,100	293
	Live Oak Bancshares Inc.	8,927	258
	First Foundation Inc.	40,200	244
	Western Alliance Bancorp	4,800	221
	Mercury General Corp.	7,200	202
	Carlyle Secured Lending Inc.	12,800	186
	Ladder Capital Corp.	17,500	180
	Comerica Inc.	4,200	174
*	Donnelley Financial Solutions Inc.	3,000	169
	Hanmi Financial Corp.	10,201	166
	Stifel Financial Corp.	2,600	160
	Granite Point Mortgage Trust Inc.	27,100	132
	Equitable Holdings Inc.	4,400	125
	Carlyle Group Inc.	4,000	121
	First Internet Bancorp	7,048	114
*	Marqeta Inc. Class A	18,600	111
		Shares	Market Value• ($000)
	Invesco Mortgage Capital Inc. REIT	11,100	111
*	MBIA Inc.	13,400	97
	Pathward Financial Inc.	2,100	97
	Berkshire Hills Bancorp Inc.	4,500	90
	Eagle Bancorp Inc.	4,100	88
*	Brighthouse Financial Inc.	1,700	83
*	Customers Bancorp Inc.	2,135	74
*	AvidXchange Holdings Inc.	7,800	74
	Central Pacific Financial Corp.	4,400	73
*	Green Dot Corp. Class A	4,900	68
*	PRA Group Inc.	3,215	62
*	Repay Holdings Corp.	7,900	60
*	EZCorp. Inc. Class A	5,670	47
	Two Harbors Investment Corp.	3,400	45
	Banc of California Inc.	3,100	38
	Bank of NT Butterfield & Son Ltd.	1,300	35
	HomeTrust Bancshares Inc.	1,462	32
	Greenhill & Co. Inc.	1,416	21
	Victory Capital Holdings Inc. Class A	51	2
			1,448,010
Health Care (12.6%)
	Merck & Co. Inc.	1,382,359	142,314
	UnitedHealth Group Inc.	271,221	136,747
	Eli Lilly & Co.	252,344	135,542
	Pfizer Inc.	3,191,751	105,870
	Johnson & Johnson	594,562	92,603
*	Centene Corp.	1,103,985	76,043
*	Vertex Pharmaceuticals Inc.	200,930	69,871
	Humana Inc.	137,998	67,139
*	Boston Scientific Corp.	1,251,854	66,098
	Laboratory Corp. of America Holdings	314,776	63,286
	Amgen Inc.	227,036	61,018
	AbbVie Inc.	372,537	55,530
*	Edwards Lifesciences Corp.	778,537	53,937
	Stryker Corp.	105,130	28,729
	Gilead Sciences Inc.	346,600	25,974
	Becton Dickinson and Co.	93,700	24,224
	Thermo Fisher Scientific Inc.	47,548	24,067
*	Intuitive Surgical Inc.	76,722	22,425
	Elevance Health Inc.	39,116	17,032
	Danaher Corp.	67,900	16,846
	CVS Health Corp.	210,057	14,666
*	Align Technology Inc.	44,496	13,586
*	Molina Healthcare Inc.	41,370	13,565
	Abbott Laboratories	134,128	12,990
*	Incyte Corp.	223,030	12,884
*	IQVIA Holdings Inc.	63,070	12,409
*	Regeneron Pharmaceuticals Inc.	14,700	12,098
	Zoetis Inc.	67,890	11,812
	Bristol-Myers Squibb Co.	193,028	11,203
	HCA Healthcare Inc.	31,344	7,710
	Agilent Technologies Inc.	60,100	6,720

Growth and Income Fund
		Shares	Market Value• ($000)
	Baxter International Inc.	172,400	6,506
*	DexCom Inc.	67,146	6,265
*	ACADIA Pharmaceuticals Inc.	272,208	5,673
*	Biogen Inc.	20,857	5,360
*	Hologic Inc.	54,400	3,775
	Cigna Group	12,000	3,433
	Medtronic plc	40,900	3,205
*	BioMarin Pharmaceutical Inc.	30,200	2,672
	ResMed Inc.	16,500	2,440
	McKesson Corp.	5,600	2,435
*	Inspire Medical Systems Inc.	11,500	2,282
*	Mettler-Toledo International Inc.	2,057	2,279
*	Intercept Pharmaceuticals Inc.	113,000	2,095
*	Veradigm Inc.	135,791	1,784
	Patterson Cos. Inc.	56,300	1,669
*	Neogen Corp.	89,000	1,650
*	Medpace Holdings Inc.	6,800	1,647
*	Nevro Corp.	79,425	1,527
*	Corcept Therapeutics Inc.	55,100	1,501
*	Alkermes plc	48,000	1,345
*	Alnylam Pharmaceuticals Inc.	6,800	1,204
*	Vir Biotechnology Inc.	126,105	1,182
	Alcon Inc.	13,804	1,064
*	LivaNova plc	19,621	1,038
*	Myriad Genetics Inc.	64,400	1,033
*	Exelixis Inc.	44,900	981
	Embecta Corp.	60,464	910
*	PTC Therapeutics Inc.	38,300	858
*	Sarepta Therapeutics Inc.	7,000	849
*	Bio-Rad Laboratories Inc. Class A	2,299	824
*	iRhythm Technologies Inc.	8,600	811
*	R1 RCM Inc.	51,600	778
*	Lantheus Holdings Inc.	11,100	771
*	Quanterix Corp.	25,800	700
	Zimmer Biomet Holdings Inc.	6,200	696
*	Amylyx Pharmaceuticals Inc.	38,000	696
*	Integra LifeSciences Holdings Corp.	15,999	611
	Revvity Inc.	5,500	609
*	Maravai LifeSciences Holdings Inc. Class A	60,100	601
	DENTSPLY SIRONA Inc.	17,400	594
*	ImmunoGen Inc.	36,800	584
*	Owens & Minor Inc.	29,600	478
*	REVOLUTION Medicines Inc.	16,300	451
*	Travere Therapeutics Inc.	40,000	358
*	Zimvie Inc.	37,540	353
*	DaVita Inc.	3,300	312
*	Henry Schein Inc.	4,100	304
*	QIAGEN NV	6,700	271
*	Tandem Diabetes Care Inc.	12,800	266
*	Elanco Animal Health Inc. (XNYS)	22,854	257
*	Atara Biotherapeutics Inc.	173,130	256
		Shares	Market Value• ($000)
*	Pediatrix Medical Group Inc.	19,400	247
*	Community Health Systems Inc.	84,610	245
*	OmniAb Inc.	46,900	243
*	OptimizeRx Corp.	30,932	241
*	Semler Scientific Inc.	9,400	239
*	Aurinia Pharmaceuticals Inc.	28,200	219
*	Sotera Health Co.	13,300	199
*	Moderna Inc.	1,900	196
*	Revance Therapeutics Inc.	17,000	195
	Bruker Corp.	2,600	162
*	Novocure Ltd.	9,600	155
*	Fulcrum Therapeutics Inc.	34,300	152
*	10X Genomics Inc. Class A	3,568	147
*	Ideaya Biosciences Inc.	5,400	146
*	uniQure NV	21,300	143
*	CareDx Inc.	20,300	142
*	Cross Country Healthcare Inc.	5,700	141
*	Accuray Inc.	49,600	135
*	Coherus Biosciences Inc.	34,600	129
*	Codexis Inc.	64,600	122
*	MiMedx Group Inc.	16,300	119
*	Enanta Pharmaceuticals Inc.	10,602	118
*	Immunovant Inc.	2,900	111
*	AngioDynamics Inc.	15,100	110
*	OPKO Health Inc.	66,700	107
*	Sage Therapeutics Inc.	5,136	106
*	Nuvalent Inc. Class A	2,223	102
*	Enhabit Inc.	8,302	93
*	Stoke Therapeutics Inc.	20,000	79
*	Silk Road Medical Inc.	5,200	78
*	ADMA Biologics Inc.	21,446	77
*	Avidity Biosciences Inc.	11,900	76
*	C4 Therapeutics Inc.	37,800	70
*	CorMedix Inc.	17,600	65
*	Vanda Pharmaceuticals Inc.	14,100	61
*	Kodiak Sciences Inc.	30,889	56
*	Allakos Inc.	20,949	48
*	Option Care Health Inc.	1,400	45
*	NanoString Technologies Inc.	24,700	43
*	Fate Therapeutics Inc.	16,800	36
*	Joint Corp.	3,500	32
*	Brookdale Senior Living Inc.	7,400	31
*	Lexicon Pharmaceuticals Inc.	27,900	30
*	Taro Pharmaceutical Industries Ltd.	500	19
*	Pacific Biosciences of California Inc.	1,400	12
*	Neurocrine Biosciences Inc.	100	11
*,1	Radius Health Inc. CVR	17,800	1
*	Scilex Holding Co. (XNCM)	65	—
			1,500,515

Growth and Income Fund
		Shares	Market Value• ($000)
Industrials (9.1%)
	General Dynamics Corp.	439,357	97,085
	Caterpillar Inc.	194,188	53,013
	Trane Technologies plc	242,375	49,180
	Fortive Corp.	617,310	45,780
	Automatic Data Processing Inc.	178,388	42,917
	Deere & Co.	113,711	42,912
	Westinghouse Air Brake Technologies Corp.	401,405	42,657
*	Builders FirstSource Inc.	335,086	41,715
	Leidos Holdings Inc.	411,727	37,945
	Paychex Inc.	326,510	37,656
	Lockheed Martin Corp.	85,800	35,089
	WW Grainger Inc.	47,237	32,680
	PACCAR Inc.	364,019	30,949
*	Uber Technologies Inc.	557,100	25,621
	Otis Worldwide Corp.	314,186	25,232
	Textron Inc.	304,890	23,824
	Fastenal Co.	421,131	23,011
	Cintas Corp.	42,362	20,377
	Parker-Hannifin Corp.	50,367	19,619
	Eaton Corp. plc	84,241	17,967
*	Boeing Co.	93,560	17,934
	Johnson Controls International plc	322,100	17,139
*	United Airlines Holdings Inc.	392,640	16,609
	United Parcel Service Inc. Class B (XNYS)	106,185	16,551
	Xylem Inc.	177,200	16,130
	FedEx Corp.	60,540	16,038
	Delta Air Lines Inc.	391,832	14,498
	Republic Services Inc.	98,100	13,980
	Union Pacific Corp.	67,600	13,765
	A O Smith Corp.	197,620	13,069
	RTX Corp.	152,895	11,004
	Snap-on Inc.	42,000	10,712
*	Alaska Air Group Inc.	286,145	10,610
	General Electric Co.	95,500	10,558
	United Rentals Inc.	23,650	10,514
	Carrier Global Corp.	182,902	10,096
*	American Airlines Group Inc.	764,200	9,789
	L3Harris Technologies Inc.	46,600	8,114
	Verisk Analytics Inc.	31,561	7,456
	AMETEK Inc.	46,270	6,837
	Waste Management Inc.	44,510	6,785
	Emerson Electric Co.	61,200	5,910
	Ingersoll Rand Inc. (XYNS)	86,400	5,505
	3M Co.	53,645	5,022
	Honeywell International Inc.	26,900	4,969
	Illinois Tool Works Inc.	20,725	4,773
*	Fluor Corp.	111,600	4,096
*	Copart Inc.	90,040	3,880
	Northrop Grumman Corp.	8,700	3,830
	Pentair plc	54,900	3,555
	Southwest Airlines Co.	127,841	3,461
*	Masterbrand Inc.	199,600	2,425
*	WillScot Mobile Mini Holdings Corp.	49,800	2,071
	Encore Wire Corp.	10,902	1,989
	Rockwell Automation Inc.	6,100	1,744
		Shares	Market Value• ($000)
*	Parsons Corp.	31,505	1,712
	Valmont Industries Inc.	6,152	1,478
*	Legalzoom.com Inc.	116,300	1,272
*	AerCap Holdings NV	18,800	1,178
	Wabash National Corp.	54,700	1,155
	Allegion plc	10,099	1,052
*	Atkore Inc.	7,000	1,044
	Copa Holdings SA Class A	11,600	1,034
	Expeditors International of Washington Inc.	7,800	894
	WESCO International Inc.	5,900	849
*	Gates Industrial Corp. plc	71,800	834
	KBR Inc.	14,100	831
*	Array Technologies Inc.	32,800	728
	Shyft Group Inc.	47,819	716
*	Trex Co. Inc.	11,190	690
	Hexcel Corp.	9,700	632
	REV Group Inc.	38,800	621
*	Core & Main Inc. Class A	21,277	614
	Forward Air Corp.	8,517	585
*	Conduent Inc.	142,000	494
	Paycom Software Inc.	1,900	493
	Allison Transmission Holdings Inc.	8,200	484
*	Triumph Group Inc.	57,800	443
	CH Robinson Worldwide Inc.	4,900	422
	Dover Corp.	2,900	405
	Pitney Bowes Inc.	122,100	369
*	Enviri Corp.	46,443	335
*	PGT Innovations Inc.	11,525	320
*	Verra Mobility Corp.	14,700	275
	Schneider National Inc. Class B	9,900	274
	Textainer Group Holdings Ltd.	7,100	264
*	American Superconductor Corp.	33,700	254
	Enerpac Tool Group Corp.	8,188	216
	Marten Transport Ltd.	10,700	211
*	Driven Brands Holdings Inc.	16,800	211
	Rollins Inc.	5,400	202
	Jacobs Solutions Inc.	1,200	164
	Watsco Inc.	400	151
*	Fluence Energy Inc.	5,906	136
*	Babcock & Wilcox Enterprises Inc.	25,910	109
	BWX Technologies Inc.	1,400	105
*	TELUS International CDA Inc.	12,800	98
	Rush Enterprises Inc. Class A	2,300	94
	Werner Enterprises Inc.	2,400	93
	Mueller Industries Inc.	1,200	90
*	Upwork Inc.	7,400	84
*	Resideo Technologies Inc.	4,619	73
	MillerKnoll Inc.	2,900	71
	Advanced Drainage Systems Inc.	600	68
*	Stericycle Inc.	1,500	67
*	Great Lakes Dredge & Dock Corp.	8,195	65
*	Northwest Pipe Co.	1,800	54
	Steelcase Inc. Class A	4,711	53

Growth and Income Fund
		Shares	Market Value• ($000)
*	Air Transport Services Group Inc.	2,400	50
*	IBEX Holdings Ltd.	2,700	42
*	Titan International Inc.	3,068	41
	Sensata Technologies Holding plc	1,000	38
*	Kornit Digital Ltd.	2,000	38
*	Quad/Graphics Inc.	6,268	32
	Covenant Logistics Group Inc.	700	31
	Mueller Water Products Inc. Class A	1,785	23
	GrafTech International Ltd.	5,671	22
*	Franklin Covey Co.	459	20
			1,082,150
Information Technology (28.0%)
	Microsoft Corp.	2,432,750	768,141
	Apple Inc.	4,087,015	699,738
	NVIDIA Corp.	620,498	269,910
	Texas Instruments Inc.	692,054	110,044
*	Advanced Micro Devices Inc.	935,072	96,144
	Accenture plc Class A	299,468	91,970
	Cisco Systems Inc.	1,629,698	87,613
*	ServiceNow Inc.	146,695	81,997
	KLA Corp.	175,187	80,351
	Intuit Inc.	140,901	71,992
	Broadcom Inc.	77,399	64,286
*	Synopsys Inc.	130,439	59,868
*	ON Semiconductor Corp.	609,859	56,686
*	Arista Networks Inc.	306,472	56,369
*	Adobe Inc.	98,269	50,107
*	Salesforce Inc.	244,360	49,551
*	VMware Inc. Class A	267,083	44,464
*	MongoDB Inc.	127,182	43,987
*	ANSYS Inc.	136,384	40,581
	Micron Technology Inc.	594,578	40,449
	Marvell Technology Inc.	683,605	37,004
*	Autodesk Inc.	175,550	36,323
*	VeriSign Inc.	150,586	30,498
	Applied Materials Inc.	202,460	28,031
*	Palo Alto Networks Inc.	118,740	27,837
	NXP Semiconductors NV	121,640	24,318
*	Cadence Design Systems Inc.	100,110	23,456
	International Business Machines Corp.	159,200	22,336
*	Fortinet Inc.	377,580	22,156
*	Akamai Technologies Inc.	193,388	20,604
	QUALCOMM Inc.	185,500	20,602
	Roper Technologies Inc.	28,377	13,742
	Vontier Corp.	403,000	12,461
	Oracle Corp.	113,890	12,063
	Microchip Technology Inc.	119,300	9,311
*	DocuSign Inc.	179,500	7,539
*	Enphase Energy Inc.	62,100	7,461
	Gen Digital Inc. (XNGS)	369,710	6,536
*	Check Point Software Technologies Ltd.	38,800	5,171
	Teradyne Inc.	50,000	5,023
	InterDigital Inc.	60,600	4,863
*	Keysight Technologies Inc.	33,747	4,465
		Shares	Market Value• ($000)
	Cognizant Technology Solutions Corp. Class A	64,380	4,361
*	Flex Ltd.	160,300	4,325
	Amphenol Corp. Class A	49,363	4,146
	Amdocs Ltd.	46,796	3,954
	HP Inc.	149,600	3,845
*	Fair Isaac Corp.	4,400	3,822
	Lam Research Corp.	5,580	3,497
*	Kyndryl Holdings Inc.	227,302	3,432
*	Gartner Inc.	9,290	3,192
*	Lattice Semiconductor Corp.	31,800	2,733
	NetApp Inc.	35,110	2,664
*	Teradata Corp.	56,500	2,544
*	Canadian Solar Inc.	97,600	2,402
*	Qorvo Inc.	24,700	2,358
	Intel Corp.	66,300	2,357
*	Dynatrace Inc.	43,900	2,051
*	Tower Semiconductor Ltd.	78,800	1,935
*	MaxLinear Inc.	86,200	1,918
*	DXC Technology Co.	83,400	1,737
*	Box Inc. Class A	69,900	1,692
*	First Solar Inc.	9,900	1,600
*	Varonis Systems Inc.	51,400	1,570
*	Pure Storage Inc. Class A	35,600	1,268
	Analog Devices Inc.	7,182	1,257
*	NetScout Systems Inc.	41,476	1,162
	Amkor Technology Inc.	44,300	1,001
*	Axcelis Technologies Inc.	6,100	995
*	Digital Turbine Inc.	164,100	993
*	Workiva Inc.	9,500	963
*	Trimble Inc.	17,300	932
*	Photronics Inc.	41,900	847
*	Palantir Technologies Inc. Class A	52,900	846
*	Appian Corp. Class A	16,400	748
*	ACI Worldwide Inc.	31,900	720
*	Zoom Video Communications Inc. Class A	9,000	629
	Seagate Technology Holdings plc	9,451	623
*	Q2 Holdings Inc.	19,023	614
*	Shopify Inc. Class A (XTSE)	10,991	600
*	Maxeon Solar Technologies Ltd.	51,200	593
*	Rapid7 Inc.	12,200	559
*	Sanmina Corp.	9,700	527
*	Yext Inc.	82,300	521
*	Infinera Corp.	111,700	467
*	Nutanix Inc. Class A	13,099	457
*	Asana Inc. Class A	23,589	432
	Vishay Intertechnology Inc.	17,200	425
*	LiveRamp Holdings Inc.	14,500	418
*	Allegro MicroSystems Inc.	12,800	409
	Badger Meter Inc.	2,500	360
	Jabil Inc.	2,500	317
	Ebix Inc.	30,200	298
*	TTM Technologies Inc.	22,089	284
*	EPAM Systems Inc.	1,100	281
	Corning Inc.	9,200	280
*	PTC Inc.	1,800	255

Growth and Income Fund
		Shares	Market Value• ($000)
*	CommScope Holding Co. Inc.	65,387	220
*	HashiCorp Inc. Class A	9,500	217
*	HubSpot Inc.	400	197
*	Upland Software Inc.	41,100	190
	AudioCodes Ltd.	18,100	183
*	MACOM Technology Solutions Holdings Inc.	2,200	179
*	PDF Solutions Inc.	5,500	178
*	Verint Systems Inc.	7,300	168
*	Everbridge Inc.	6,594	148
*	Rimini Street Inc.	64,300	141
*	Unisys Corp.	37,400	129
*	Itron Inc.	1,900	115
*	Zuora Inc. Class A	13,700	113
*	Expensify Inc. Class A	33,516	109
*	Grid Dynamics Holdings Inc.	8,500	104
*	WM Technology Inc.	72,585	96
*	Domo Inc. Class B	9,648	95
*	Appfolio Inc. Class A	500	91
*	Cognyte Software Ltd.	18,700	90
*	Synaptics Inc.	1,000	89
*	Kopin Corp.	70,100	86
	Immersion Corp.	12,500	83
*	Celestica Inc.	2,900	71
*	Model N Inc.	2,700	66
*	Lightspeed Commerce Inc. (XTSE)	4,519	63
*	Daktronics Inc.	6,300	56
*	Viavi Solutions Inc.	5,800	53
*	NETGEAR Inc.	3,900	49
*	Zeta Global Holdings Corp. Class A	5,796	48
*	8x8 Inc.	18,533	47
*	Consensus Cloud Solutions Inc.	1,852	47
	Logitech International SA (Registered)	665	46
*	Brightcove Inc.	12,100	40
*	SecureWorks Corp. Class A	4,850	30
*	Everspin Technologies Inc.	2,808	28
			3,332,929
Materials (1.4%)
	Celanese Corp.	270,263	33,923
	Linde plc	84,533	31,476
	FMC Corp.	467,395	31,301
	Corteva Inc.	198,700	10,166
	Sherwin-Williams Co.	39,200	9,998
	Newmont Corp.	268,700	9,928
	Dow Inc.	144,900	7,471
	Nucor Corp.	43,860	6,858
	CF Industries Holdings Inc.	49,200	4,218
	Mosaic Co.	114,100	4,062
	Nutrien Ltd.	56,400	3,483
	Southern Copper Corp.	41,100	3,094
	Freeport-McMoRan Inc.	73,400	2,737
	LyondellBasell Industries NV Class A	22,800	2,159
	Vulcan Materials Co.	5,500	1,111
*	LSB Industries Inc.	80,000	818
	Franco-Nevada Corp.	5,000	667
*	O-I Glass Inc.	33,700	564
*	Intrepid Potash Inc.	21,610	544
		Shares	Market Value• ($000)
*	Summit Materials Inc. Class A	16,300	508
	Warrior Met Coal Inc.	9,800	501
	Steel Dynamics Inc.	4,400	472
	Louisiana-Pacific Corp.	8,500	470
	Martin Marietta Materials Inc.	1,060	435
*	ATI Inc.	10,300	424
	Huntsman Corp.	12,800	312
	Sealed Air Corp.	7,963	262
	Orion SA	11,247	239
	Trinseo plc	19,700	161
	Westrock Co.	3,700	132
*	Cleveland-Cliffs Inc.	8,400	131
	American Vanguard Corp.	10,700	117
	PPG Industries Inc.	900	117
*	Alto Ingredients Inc.	19,600	87
	SunCoke Energy Inc.	8,308	84
	Alamos Gold Inc. Class A	6,539	74
	Wheaton Precious Metals Corp.	1,389	56
	Tronox Holdings plc	4,000	54
*	Glatfelter Corp.	20,300	41
*	Century Aluminum Co.	4,397	32
	Ryerson Holding Corp.	1,100	32
	Valhi Inc.	895	12
*	Coeur Mining Inc.	3,474	8
	Alcoa Corp.	200	6
			169,345
Other (0.5%)
	SPDR S&P 500 ETF Trust	137,479	58,770
*,1	Paratek Pharmaceuticals Inc. CVR	15,782	1
*,1	Aduro Biotech Inc. CVR	67	—
*,1	Achillion Pharmaceuticals Inc. CVR	400	—
*,1	Strongbridge Biopharm CVR	335	—
*,1	GCI Liberty Inc.	100	—
			58,771
Real Estate (1.0%)
	Welltower Inc.	417,192	34,176
	SBA Communications Corp.	50,950	10,199
	Host Hotels & Resorts Inc.	623,350	10,017
	Crown Castle Inc.	94,100	8,660
	Mid-America Apartment Communities Inc.	53,538	6,888
	Regency Centers Corp.	115,137	6,844
	Prologis Inc.	50,700	5,689
*	CBRE Group Inc. Class A	69,756	5,152
	Ventas Inc.	111,024	4,677
	Federal Realty Investment Trust	51,417	4,660
*	CoStar Group Inc.	47,000	3,614
	Camden Property Trust	35,743	3,381
	Healthpeak Properties Inc.	130,600	2,398
	Iron Mountain Inc.	35,063	2,084
	NNN REIT Inc.	55,900	1,975
	Simon Property Group Inc.	18,278	1,975
	Alexandria Real Estate Equities Inc.	17,890	1,791
	Equity Residential	20,600	1,209
	Public Storage	3,000	791

Growth and Income Fund
		Shares	Market Value• ($000)
*	Anywhere Real Estate Inc.	119,700	770
	Phillips Edison & Co. Inc.	22,469	754
	Newmark Group Inc. Class A	94,700	609
	Agree Realty Corp.	11,000	608
	Brixmor Property Group Inc.	26,800	557
	Hudson Pacific Properties Inc.	81,400	541
	Apartment Income REIT Corp.	15,503	476
	Veris Residential Inc.	24,619	406
*	Jones Lang LaSalle Inc.	2,200	311
	VICI Properties Inc.	10,500	306
*	Zillow Group Inc. Class C	5,400	249
	American Tower Corp.	1,400	230
	Essential Properties Realty Trust Inc.	9,800	212
	Kimco Realty Corp.	11,700	206
	Office Properties Income Trust	43,000	176
	Vornado Realty Trust	6,000	136
	Ryman Hospitality Properties Inc.	1,300	108
	Safehold Inc.	5,900	105
	Douglas Elliman Inc.	40,490	91
	CareTrust REIT Inc.	4,269	88
	Tanger Factory Outlet Centers Inc.	3,899	88
	First Industrial Realty Trust Inc.	1,800	86
	Hersha Hospitality Trust Class A	8,240	81
	LXP Industrial Trust	6,600	59
	Macerich Co.	4,900	53
	Pebblebrook Hotel Trust	3,700	50
	Retail Opportunity Investments Corp.	3,840	48
*	Apartment Investment and Management Co. Class A	5,300	36
	Industrial Logistics Properties Trust	11,900	34
	Park Hotels & Resorts Inc.	2,800	34
	National Storage Affiliates Trust	908	29
*	Cushman & Wakefield plc	800	6
*	Five Point Holdings LLC Class A	1,622	5
			123,728
Utilities (1.3%)
	Exelon Corp.	3,011,043	113,787
	Consolidated Edison Inc.	136,800	11,701
	Dominion Energy Inc.	97,600	4,360
	Constellation Energy Corp.	38,600	4,211
		Shares	Market Value• ($000)
*	PG&E Corp.	173,400	2,797
	Sempra	40,900	2,782
	Duke Energy Corp.	29,500	2,604
	CenterPoint Energy Inc.	45,600	1,224
	Entergy Corp.	11,700	1,082
	DTE Energy Co.	8,700	864
	UGI Corp.	35,700	821
	AES Corp.	48,000	730
	Evergy Inc.	12,800	649
	National Fuel Gas Co.	11,000	571
	WEC Energy Group Inc.	5,318	428
	Pinnacle West Capital Corp.	5,500	405
	Alliant Energy Corp.	6,800	329
	Xcel Energy Inc.	5,600	320
	Southern Co.	3,700	239
	PPL Corp.	8,900	210
	Clearway Energy Inc. Class C	9,600	203
	PNM Resources Inc.	3,400	152
*	Montauk Renewables Inc.	13,900	127
	FirstEnergy Corp.	3,700	126
			150,722
Total Common Stocks (Cost $9,002,141)			11,594,841
Temporary Cash Investments (2.5%)
Money Market Fund (2.5%)
[3,4]	Vanguard Market Liquidity Fund, 5.391% (Cost $297,097)	2,972,267	297,197
Total Investments (100.0%) (Cost $9,299,238)			11,892,038
Other Assets and Liabilities—Net (0.0%)			5,614
Net Assets (100%)			11,897,652
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $586,000.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $1,009,000 was received for securities on loan, of which $1,002,000 is held in Vanguard Market Liquidity Fund and $7,000 is held in cash.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Growth and Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	1,217	263,207	(11,298)

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $9,002,141)	11,594,841
Affiliated Issuers (Cost $297,097)	297,197
Total Investments in Securities	11,892,038
Investment in Vanguard	418
Cash	11,199
Cash Collateral Pledged—Futures Contracts	13,942
Receivables for Investment Securities Sold	46,531
Receivables for Accrued Income	7,221
Receivables for Capital Shares Issued	3,652
Total Assets	11,975,001
Liabilities
Payables for Investment Securities Purchased	65,519
Collateral for Securities on Loan	1,009
Payables to Investment Advisor	2,713
Payables for Capital Shares Redeemed	6,544
Payables to Vanguard	819
Variation Margin Payable—Futures Contracts	745
Total Liabilities	77,349
Net Assets	11,897,652
1 Includes $586,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	8,436,442
Total Distributable Earnings (Loss)	3,461,210
Net Assets	11,897,652

Investor Shares—Net Assets
Applicable to 55,189,350 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,955,481
Net Asset Value Per Share—Investor Shares	$53.55

Admiral Shares—Net Assets
Applicable to 102,308,976 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,942,171
Net Asset Value Per Share—Admiral Shares	$87.40

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends[1]	176,907
Interest[2]	14,315
Securities Lending—Net	43
Total Income	191,265
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,309
Performance Adjustment	(1,039)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,366
Management and Administrative—Admiral Shares	10,868
Marketing and Distribution—Investor Shares	143
Marketing and Distribution—Admiral Shares	325
Custodian Fees	184
Auditing Fees	36
Shareholders’ Reports—Investor Shares	115
Shareholders’ Reports—Admiral Shares	73
Trustees’ Fees and Expenses	7
Other Expenses	19
Total Expenses	28,406
Fees Waived/Expenses Reimbursed—Note B	(107)
Net Expenses	28,299
Net Investment Income	162,966
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,014,165
Futures Contracts	23,930
Realized Net Gain (Loss)	1,038,095
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	796,332
Futures Contracts	17,099
Change in Unrealized Appreciation (Depreciation)	813,431
Net Increase (Decrease) in Net Assets Resulting from Operations	2,014,492
1	Dividends are net of foreign withholding taxes of $155,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $13,638,000, $23,000, $1,000, and $35,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	162,966	165,162
Realized Net Gain (Loss)	1,038,095	869,130
Change in Unrealized Appreciation (Depreciation)	813,431	(2,647,244)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,014,492	(1,612,952)
Distributions
Investor Shares	(243,419)	(464,158)
Admiral Shares	(740,469)	(1,454,297)
Total Distributions	(983,888)	(1,918,455)
Capital Share Transactions
Investor Shares	127,575	244,229
Admiral Shares	492,457	508,275
Net Increase (Decrease) from Capital Share Transactions	620,032	752,504
Total Increase (Decrease)	1,650,636	(2,778,903)
Net Assets
Beginning of Period	10,247,016	13,025,919
End of Period	11,897,652	10,247,016

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$49.02	$66.16	$54.15	$49.46	$52.17
Investment Operations
Net Investment Income[1]	.701	.746	.761	.787	.823
Net Realized and Unrealized Gain (Loss) on Investments	8.483	(8.155)	14.991	6.024	(.204)
Total from Investment Operations	9.184	(7.409)	15.752	6.811	.619
Distributions
Dividends from Net Investment Income	(.775)	(.777)	(.770)	(.815)	(.766)
Distributions from Realized Capital Gains	(3.879)	(8.954)	(2.972)	(1.306)	(2.563)
Total Distributions	(4.654)	(9.731)	(3.742)	(2.121)	(3.329)
Net Asset Value, End of Period	$53.55	$49.02	$66.16	$54.15	$49.46
Total Return[2]	19.81%	-13.94%	30.22%	14.07%	2.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,955	$2,570	$3,205	$2,779	$2,860
Ratio of Total Expenses to Average Net Assets[3]	0.32%[4]	0.32%	0.32%	0.32%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.34%	1.25%	1.22%	1.57%	1.73%
Portfolio Turnover Rate	94%	62%	62%	58%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), 0.00%, and 0.01%.
4	The ratio of total expenses to average net assets before basic fees waived was 0.32% for 2023. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$80.01	$108.01	$88.40	$80.74	$85.16
Investment Operations
Net Investment Income[1]	1.230	1.315	1.344	1.364	1.421
Net Realized and Unrealized Gain (Loss) on Investments	13.845	(13.315)	24.466	9.842	(.330)
Total from Investment Operations	15.075	(12.000)	25.810	11.206	1.091
Distributions
Dividends from Net Investment Income	(1.353)	(1.380)	(1.347)	(1.414)	(1.326)
Distributions from Realized Capital Gains	(6.332)	(14.620)	(4.853)	(2.132)	(4.185)
Total Distributions	(7.685)	(16.000)	(6.200)	(3.546)	(5.511)
Net Asset Value, End of Period	$87.40	$80.01	$108.01	$88.40	$80.74
Total Return[2]	19.93%	-13.85%	30.34%	14.19%	2.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,942	$7,677	$9,821	$9,086	$8,412
Ratio of Total Expenses to Average Net Assets[3]	0.22%[4]	0.22%	0.22%	0.22%	0.23%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.34%	1.33%	1.66%	1.83%
Portfolio Turnover Rate	94%	62%	62%	58%	68%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), 0.00%, and 0.01%.
4	The ratio of total expenses to average net assets before basic fees waived was 0.22% for 2023. See Note B in the Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth and Income Fund
Notes to Financial Statements
Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

Growth and Income Fund
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

Growth and Income Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms D. E. Shaw Investment Management, L.L.C., Los Angeles Capital Management LLC, and, beginning August 2023, Wellington Management Company llp each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Los Angeles Capital Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding five years. In accordance with the advisory contract entered into with Wellington Management Company llp, beginning October 1, 2024, the investment advisory fee will be subject to quarterly adjustment based on performance relative to the S&P 500 Index since September 30, 2023.
Until August 2023, Vanguard provided investment advisory services to a portion of the fund. The fund paid Vanguard advisory fees of $925,000 for the year ended September 30, 2023. Vanguard manages the cash reserves of the fund as described below.
For the year ended September 30, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.10% of the fund’s average net assets, before a net decrease of $1,039,000 (0.01%) based on performance.
Vanguard and Wellington Management Company LLC have agreed to temporarily waive a percentage of Wellington Management Company LLC’s basic fee. For the year ended September 30, 2023, the fund’s basic fees were reduced by $107,000 (an effective annual rate of less than 0.01% of the fund’s average net assets); the fund is not obligated to repay this amount to Wellington Management Company LLC.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of

Growth and Income Fund
$418,000, representing less than 0.01% of the fund’s net assets and 0.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	11,594,839	—	2	11,594,841
Temporary Cash Investments	297,197	—	—	297,197
Total	11,892,036	—	2	11,892,038
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	11,298	—	—	11,298
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	8,898
Total Distributable Earnings (Loss)	(8,898)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains

Growth and Income Fund
from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	36,578
Undistributed Long-Term Gains	907,191
Net Unrealized Gains (Losses)	2,517,441
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	3,461,210
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	174,913	630,157
Long-Term Capital Gains	808,975	1,288,298
Total	983,888	1,918,455
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,374,597
Gross Unrealized Appreciation	2,984,673
Gross Unrealized Depreciation	(467,232)
Net Unrealized Appreciation (Depreciation)	2,517,441
F.	During the year ended September 30, 2023, the fund purchased $10,547,230,000 of investment securities and sold $10,783,092,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2023, such purchases were $4,307,000 and sales were $21,534,000, resulting in net realized loss of $906,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Growth and Income Fund
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	263,616	5,018	391,145	6,383
Issued in Lieu of Cash Distributions	233,527	4,825	443,121	7,314
Redeemed	(369,568)	(7,075)	(590,037)	(9,716)
Net Increase (Decrease)—Investor Shares	127,575	2,768	244,229	3,981
Admiral Shares
Issued	779,730	9,121	954,123	9,627
Issued in Lieu of Cash Distributions	674,540	8,535	1,336,857	13,524
Redeemed	(961,813)	(11,299)	(1,782,705)	(18,122)
Net Increase (Decrease)—Admiral Shares	492,457	6,357	508,275	5,029
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Quantitative Funds and Shareholders of Vanguard Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Growth and Income Fund (the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 99.2%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $174,917,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $3,450,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $817,790,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Trustees Approve Advisory Arrangements
The board of trustees of Vanguard Growth and Income Fund renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM); Los Angeles Capital Management LLC (LA Capital); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing each of the fund’s advisory arrangements was in the best interests of the fund and its shareholders.
The board also approved a restructuring of the fund’s advisory arrangements effective August 28, 2023, whereby Wellington Management Company llp (Wellington) has been added and Vanguard has been removed as advisors to the fund. The board determined the foregoing actions were in the best interests of the fund and its shareholders. As of August 28, 2023, DESIM, LA Capital, and Wellington are advisors to the fund.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to their meetings, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board reviewed the quality of each advisor’s investment management services provided to the fund over both the short and long term, and considered the quality of the investment management services to be provided to the fund by Wellington; it also took into account the organizational depth and stability of each advisor. The board considered the following:
DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The advisor employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. DESIM focuses on return drivers that it considers “idiosyncratic,” or those that other quantitative managers tend to overlook, and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.
LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The advisor employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model, similar to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization factors. The advisor applies statistical techniques to reduce noise in the factor returns and it looks for velocity and acceleration of the cleansed factor performance over the prior six months. LA Capital has managed a portion of the fund since 2011.
Vanguard. Vanguard has been managing investments for more than four decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.
Wellington. Wellington, based in Boston, Massachusetts, is among the nation’s oldest and most respected institutional investment managers. The firm began managing assets in 1928 and manages $1.2 trillion in AUM. Wellington has managed a portion of the fund since August 2023.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements with DESIM, LA Capital, and Vanguard, and approval of the advisory arrangement with Wellington.
Investment performance
The board considered the short-term and long-term investment performance of DESIM, LA Capital, and Vanguard’s respective subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue.
The board also considered that Wellington, in its management of other funds and portfolios, has successfully operated the recommended strategy since 2020.
Cost
In considering the renewal of the advisory arrangements with DESIM, LA Capital, and Vanguard, the board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also below the peer-group average. In considering the approval of the advisory arrangement with Wellington, the board considered the cost of services to be provided and competitive fee rates and concluded that the fund’s advisory fee rate and expense ratio under the new advisory arrangement would remain below the average advisory fee rates and expense ratios of the fund’s peers.
The board did not consider the profitability of DESIM, LA Capital, or Wellington in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM, LA Capital, and Wellington. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.
The board will consider whether to renew the advisory arrangements with DESIM and LA Capital again after a one-year period, and will consider whether to renew the advisory arrangement with Wellington within a two-year period.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q930 112023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2023: $36,000
Fiscal Year Ended September 30, 2022: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2023: $9,326,156
Fiscal Year Ended September 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2023: $3,295,934
Fiscal Year Ended September 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2023: $1,678,928
Fiscal Year Ended September 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2023: $25,000
Fiscal Year Ended September 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2023: $1,703,928
Fiscal Year Ended September 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.